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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Cobalt Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Cobalt Corporation
401 West Michigan Street
Milwaukee, Wisconsin 53203
(414) 226-6900

         April 25, 2002

To All Shareholders:

        You are cordially invited to attend the Company's 2002 Annual Meeting of Shareholders on May 29, 2002, in Chicago, Illinois.

        The Annual Meeting will begin promptly at 11:00 a.m. at the Intercontinental Hotel located at 505 North Michigan Avenue, Chicago, Illinois.

        The official Notice of Annual Meeting, Proxy Statement and appointment of proxy form are included with this letter. The matters listed in the Notice of Annual Meeting are described in detail in the Proxy Statement.

        The vote of every shareholder is important to us. Please note that returning your completed proxy will not prevent you from voting in person at the Annual Meeting if you wish to do so. Your cooperation in promptly signing, dating and returning your proxy will be greatly appreciated.

Sincerely,

Thomas R. Hefty Chairman of the Board, President and Chief Executive Officer

Cobalt Corporation

401 West Michigan Street
Milwaukee, Wisconsin 53203
(414) 226-6900

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Holders of Common Stock of
Cobalt Corporation:

        The Annual Meeting of the Shareholders (the "Meeting") of Cobalt Corporation (the "Company" or "Cobalt") will be held at the Intercontinental Hotel located at 505 North Michigan Avenue, Chicago, Illinois, on Wednesday, May 29, 2002, at 11:00 a.m. local time, for the following purposes:

  1.
  To elect three directors of the Company for terms expiring at the 2005 Annual Meeting of Shareholders;

  2.
  To vote on a proposal to amend the Company's Equity Incentive Plan to (a) increase the number of shares of the Company's Common Stock, $.01 par value per share ("Common Stock") available for grant thereunder from 4,500,000 to 8,700,000 shares; and (b) provide for an automatic annual grant of options to purchase 1,000 shares of Common Stock to each of the Company's non-employee directors; and

  3.
  To transact any other business as may properly come before the Meeting or any adjournments or postponements thereof.

        Only shareholders of record at the close of business on April 12, 2002, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting or any adjournments or postponements thereof.

        A copy of the Proxy Statement furnished in connection with the solicitation of proxies by the Company's Board of Directors for use at the Meeting accompanies this Notice.

        Shareholders who cannot attend in person are requested to date, fill in, sign and return the enclosed proxy form in the envelope provided. You may revoke your proxy at any time prior to the voting thereof by advising the Secretary of the Company in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted.

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors,

Stephen E. Bablitch, Secretary

Milwaukee, Wisconsin
April 25, 2002

Cobalt Corporation

PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cobalt Corporation (the "Company" or "Cobalt") for use at the Annual Meeting of Shareholders (the "Meeting") to be held at the Intercontinental Hotel located at 505 North Michigan Avenue, Chicago, Illinois, on Wednesday, May 29, 2002, at 11:00 a.m. local time, and at any adjournments or postponements thereof. At the Meeting, shareholders of the Company will consider and vote upon:

  (i)
  the election of three directors of the Company for terms expiring at the 2005 Annual Meeting of Shareholders;

  (ii)
  an amendment (the "Plan Amendment") to the Company's Equity Incentive Plan (the "Plan") (a) increasing the number of shares of the Company's Common Stock, no par value ("Common Stock") available for grant thereunder from 4,500,000 to 8,700,000 shares; and (b) providing for an automatic annual grant of options to purchase 1,000 shares of Common Stock to each of the Company's non-employee directors; and

  (iii)
  such other business as may be properly brought before the Meeting.

        Only holders of record of shares of Common Stock at the close of business on April 12, 2002, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting. Shareholders will be entitled to one vote for each share of Common Stock held. On April 12, 2002, 40,693,754 shares of Common Stock were issued and outstanding and entitled to vote at the Meeting.

        James L. Forbes, D. Keith Ness, M.D., and William C. Rupp, M.D. have been nominated for election to the Company's Board of Directors with terms expiring in 2005. The Board of Directors expects all nominees for director to be available for election. In case any nominee for director is not available, the proxy holders may vote for a substitute.

        Returning your completed proxy form will not prevent you from voting in person at the Meeting should you be present and wish to do so. You may revoke your proxy at any time before it is voted by advising the Secretary of the Company of such revocation in writing (by subsequent proxy or otherwise).

        The Company knows of no specific matter to be brought before the Meeting that is not referred to in the Notice of Annual Meeting. If any such matter properly comes before the Meeting, then it is the intention of the persons acting pursuant to the enclosed appointment of proxy form to vote the shares represented thereby in accordance with their best judgment.

        Directors will be elected at the Meeting by a plurality of the votes cast at the Meeting. The affirmative vote of a majority of the votes cast at the Meeting on the Plan Amendment (assuming a quorum is present) is required to approve the Plan Amendment, provided that a majority of the outstanding shares of Common Stock are voted on the proposal. Abstentions will be included in the determination of shares present and voting for purposes of determining whether a quorum exists. Broker non-votes will not be so included. Neither abstentions nor broker non-votes are counted in determining whether a proposal has been approved. Pursuant to the Voting Trust and Divestiture Agreement which is described on Page 23 of this Proxy Statement, Wisconsin United for Health Foundation, Inc. (the "Foundation") is required to vote its 31,313,390 shares of Common Stock "FOR" the nominees for directors listed on Page 4 of this Proxy Statement and "FOR" the Plan Amendment. Accordingly, those nominees will be elected as directors and the Plan Amendment will be approved at the Meeting.

        The costs associated with this solicitation of proxies will be borne by the Company. Officers and other employees of the Company may solicit proxies by personal interview, telephone and facsimile, in addition to the use of the mails, but will receive no additional compensation for such activities. The Company also has made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation materials for shares of the Common Stock held of record by them to the beneficial owners of such shares. The Company will reimburse them for reasonable out-of-pocket expenses.

        The Annual Report to Shareholders for the year ended December 31, 2001, the Notice of the Meeting, this Proxy Statement and the accompanying appointment of proxy form were first mailed to shareholders on or about April 25, 2002.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of shares of Common Stock as of March 31, 2002 by each shareholder known to the Company to own beneficially more than five percent (5%) of the shares of Common Stock outstanding, by each director of the Company, each person nominated to be a director, each of the executive officers of the Company who appear in the Summary Compensation Table below, and all directors and executive officers of the Company as a group. Unless otherwise indicated, each shareholder listed below has sole voting and dispositive power with respect to the shares of Common Stock beneficially owned.

Name	Number of Shares Beneficially Owned(2)	Percent of Class
Wisconsin United for Health Foundation, Inc.(1)	31,313,390	77.0%
Thomas R. Hefty(3)(4)	562,163	1.4%
Stephen E. Bablitch(3)(4)	223,602	*
Timothy F. Cullen(3)(4)	172,582	*
Gail L. Hanson(4)	121,073	*
Penny J. Siewert(3)(4)	253,548	*
Richard A. Abdoo	12,426	*
Barry K. Allen	14,000	*
James L. Forbes	8,126	*
Michael S. Joyce(3)	40,100	*
D. Keith Ness, M.D.	2,000	*
William C. Rupp, M.D.	3,000	*
Janet D. Steiger	2,000	*
Kenneth M. Viste, Jr., M.D.	3,000	*
All directors and executive officers as a group (19 persons)(4)	1,737,844	4.3%

*
Amount represents less than 1% of the total shares of Common Stock issued and outstanding.

(1)
Based on the Schedule 13D filed by the Foundation with the Company pursuant to the Securities Exchange Act of 1934, as amended. The address for the Foundation is 10 East Doty Street, Madison, Wisconsin 53701.

(2)
Includes the following number of shares that may be acquired upon the exercise of options within 60 days of March 31, 2002: Mr. Hefty, 528,579; Ms. Siewert, 244,123; Mr. Bablitch, 216,991; Mr. Cullen, 167,064; Ms. Hanson, 115,050; Mr. Abdoo, 6,626; Mr. Forbes, 6,626; Mr. Allen, 4,000; Mr. Joyce, 2000; Mr. Ness, 2,000; Ms. Steiger, 2,000; Mr. Viste, 2,000; and all directors and executive officers as a group, 1,585,034.

(3)
Includes the following shares owned jointly with such person's spouse, with respect to which such person shares voting power and dispositive power: Mr. Bablitch, 4,000. Also includes the following shares owned separately by such person's spouse and/or child, with respect to which such person shares voting power and dispositive power: Mr. Hefty, 750; Mr. Cullen, 250; Ms. Siewert, 3,000; and Mr. Joyce, 200.

(4)
Includes the following shares held under the Company's 401(k) plan, as to which such person has dispositive power: Mr. Hefty, 6,584; Ms. Siewert, 5,075; Ms. Hanson, 3,023; Mr. Bablitch, 2,611; Mr. Cullen, 3,188; and all directors and executive officers as a group, 34,730.

ELECTION OF DIRECTORS

General

        The Company's bylaws fix the number of directors at nine. The Board of Directors is divided into three classes, whose members each serve terms of three years (and until their successors are elected and qualified). The terms of one of the three classes expire at each annual meeting of shareholders.

        Messrs. Forbes, Ness and Rupp are in the class of directors whose terms expire at the Meeting and have been nominated to serve as directors for terms expiring at the Annual Meeting of Shareholders in 2005 and until their successors are elected and qualified. The terms of Messrs. Abdoo, Allen and Joyce will expire at the Annual Meeting of Shareholders in 2003. The terms of Ms. Steiger and Messrs. Hefty and Viste will expire at the Annual Meeting of the Shareholders in 2004. There are no family relationships among any of the directors, nominees and/or executive officers of the Company.

        As used in this Proxy Statement, the term "Predecessor" refers to the Company's predecessor corporation formerly named "United Wisconsin Services, Inc." and now named "American Medical Security Group, Inc."

        The nominees standing for election have been approved by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve as a director if elected. The name and age as of March 31, 2002, and certain additional information, as to each such nominee and each director serving an unexpired term are as follows:

Nominees Standing for Election at the Meeting with Terms Expiring in 2005

Name and Age	Principal Occupation During Past Five Years
James L. Forbes Age: 69	Director of the Company since 1998. Director of the Predecessor from 1991 through 1998. Director of Blue Cross & Blue Shield United of Wisconsin ("BCBSUW") from 1974 to 2001. Chairman and Chief Executive Officer and Director of Badger Meter, Inc., a manufacturer of products using flow measurement technology, since 1999; and President and Chief Executive Officer of Badger Meter, Inc. from 1987 to 1999. Director of Sensient Technologies Corporation, an ingredient manufacturer, and Journal Communications, Inc.
D. Keith Ness, M.D. Age: 53
Director of the Company since 2001. Director of BCBSUW from 1998 through 2001. Practicing family physician since 1978. Director, President and interim Chief Executive Officer of Community Physician's Network, a group of primary care physicians, since 1998. Medical Director of Heritage Manor Nursing Home since 1996.
William C. Rupp, M.D. Age: 55
Director of the Company since 1998. Director of the Predecessor from 1997 through 1998. Practicing physician in oncology since 1982. President and Chief Executive Officer of Luther/Midelfort Mayo Health System, a network of community-based healthcare providers in West-Central Wisconsin, from 1994 to 2002. President of Midelfort Clinic from 1991 through 2001.

Directors Whose Terms Continue Until 2003
Richard A. Abdoo Age: 58

Director of the Company since 1998. Director of the Predecessor from 1991 through 1998. President and Chief Executive Officer of Wisconsin Energy Corporation, a diversified energy services holding company, since May 1991. Chairman of the Board and Chief Executive Officer of Wisconsin Electric Power Company, a utility company, since 1990. Director of Wisconsin Energy Corporation, a diversified energy services holding company, since 1988. Director of Wisconsin Electric Power Company since 1989. Director of Marshall & Ilsley Corporation, a bank holding company; Sensient Technologies Corporation, an ingredient manufacturer; and AK Steel Holding Corporation, a steel manufacturer.
Barry K. Allen Age: 53

Director of the Company since 2000. President of Allen Enterprises, LLC, a private equity investment and management company, since August 2000. President of Ameritech Corporation, a telecommunica-tions company, from October 1999 to 2000; Executive Vice President of Ameritech from 1997 to 1999; and Senior Vice President of Ameritech from 1995 to 1997. Director of Harley-Davidson Inc.; Fiduciary Management, Inc., an investment advisory firm; First Business Bank-Milwaukee; and CMGI, Inc., an internet operating and development company.
Michael S. Joyce Age: 59
Director of the Company since 2001. Director of BCBSUW from 1996 through 2001. President and Chief Executive Officer of the Foundation for Community and Faith-Centered Enterprise, a charitable foundation, since October 2001. President and Chief Executive Officer of Americans for Community and Faith-Centered Enterprise from June 2001 to October 2001. President and Chief Executive Officer of the Lynde and Harry Bradley Foundation, a charitable foundation, from 1986 to 2001.
Directors Whose Terms Continue Until 2004
Thomas R. Hefty Age: 54

Director of the Company since 1998. Director of the Predecessor from 1983 through 1998. Chairman of the Board, President and Chief Executive Officer of the Company since 1998. President of the Predecessor from 1986 through 1998 and Chairman of the Board and Chief Executive Officer of the Predecessor from 1991 through 1998. Chairman of the Board of BCBSUW since 1988; President and Director of BCBSUW since 1986. Director of Artisan Funds, Inc., an investment company registered under the Investment Company Act of 1940, as amended, and American Medical Security Group, Inc.

Janet D. Steiger Age: 62

Director of the Company since 2001. Director of BCBSUW from 1998 through 2001. Member of the United States Federal Trade Commission from 1989 to 1997; Chairman of the Federal Trade Commission from 1989 to 1995.
Kenneth M. Viste, Jr., M.D. Age: 60
Director of the Company since 2001. Director of BCBSUW from 1992 through 2001. Practicing physician in neurology since 1974. Principal of Lakeside Neurocare, Limited, an independent medical office. Director of the Physical Rehabilitation Unit of Mercy Medical Center, Oshkosh, Wisconsin, since 1974, and of the Physical Rehabilitation Unit of St. Agnes Hospital, Fond du Lac, Wisconsin, since 1983. Clinical Professor of Neurology at the University of Wisconsin Medical School since 1995.

        The affirmative vote of a plurality of the votes cast is required for the election of directors. Unless otherwise specified, the shares of Common Stock represented by proxies returned to the Company will be voted in favor of the election of the above-described nominees. If, at or prior to their election, any one or more of the nominees is unwilling or unable to serve, the proxies shall have discretionary authority to select and/or vote for substituted nominees. Pursuant to the Voting Trust and Divestiture Agreement which is described on Page 23 of this Proxy Statement, the Foundation is required to vote its 31,313,390 shares of Common Stock "FOR" the nominees for directors listed on Page 4 of this Proxy Statement. Accordingly, those nominees will be elected as directors at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE NOMINEES FOR DIRECTOR.

  Meetings of the Board of Directors and Committees of the Board of Directors

        In 2001, the Board of Directors held five meetings. During 2001, each director attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees of the Board of Directors held during his or her tenure as a Board or committee member. The Board of Directors has standing Executive, Finance, Management Review, Nominating and Audit Committees.

        The Executive Committee discharges certain responsibilities of the Board of Directors when so instructed by the Board and studies proposals and makes recommendations to the Board. Specifically, the Executive Committee has the authority to approve long range corporate and strategic plans, advise and consult with management on corporate policies, approve the annual operating plan and approve major changes in policy affecting new services and programs. The Executive Committee held two meetings during 2001. The members of the Executive Committee are Messrs. Hefty (Chairman), Allen, Forbes, Joyce, and Rupp.

        The Finance Committee approves investment policies and plans and approves the investment of funds of the Company, consults with management regarding real estate, accounts receivable and other assets, determines the amounts and types of insurance carried by the Company, advises and consults with management regarding selection of insurance carriers and corporate tax policies and discharges certain other responsibilities of the Board of Directors when so instructed by the Board. The Finance Committee held four meetings during 2001. The members of the Finance Committee are Messrs. Rupp (Chairman), Hefty, Ness, and Viste.

        The Management Review Committee evaluates the performance of the Company's executive officers, approves executive officer development programs, determines the compensation of the executive officers and reviews management's recommendations as to the compensation of other key personnel, makes recommendations to the Board of Directors regarding the types, methods and levels of director compensation, administers the compensation plans for the officers, directors and key employees, and discharges certain other responsibilities of the Board of Directors when so instructed by the Board. The Management Review Committee held four meetings during 2001. The members of the Management Review Committee are Messrs. Forbes (Chairman), Allen, Joyce, and Ms. Steiger.

        The Nominating Committee makes recommendations to the Board of Directors prior to the annual shareholders' meeting each year for nominees for election to the Board within the provisions set forth in the corporate bylaws, recommends to the Board of Directors prior to the annual Board meeting nominees for election as corporate officers and Chairman of the Board (Chief Executive Officer); and discharges certain other responsibilities of the Board of Directors when so instructed by the Board. The Nominating Committee will consider a nominee for election to the Board of Directors recommended by a shareholder if the shareholder submits the nomination in compliance with the requirements of the Company's bylaws relating to nominations by shareholders. The Nominating Committee held one meeting during 2001. The members of the Nominating Committee are Messrs. Joyce (Chairman), Abdoo, and Viste.

        The Audit Committee reviews the scope and timing of the audit of the Company's financial statements and reviews with the Company's independent public accountants and the Company's management its policies and procedures with respect to auditing and accounting controls. In May 2000, the Audit Committee adopted a charter and reaffirmed the charter in May 2001. The Audit Committee also reviews with the independent public accountants the audited financial statements for the Company and the auditors' reports and management letters. In addition, it reviews and evaluates conflict of interest statements and discharges certain other responsibilities of the Board of Directors when so instructed by the Board. The Audit Committee held four meetings during 2001. The members of the Audit Committee, all of whom are "independent" directors as that term is defined in applicable rules adopted by the New York Stock Exchange, are Messrs. Allen (Chairman), Abdoo, Forbes, and Ms. Steiger.

  Nominations for Directors by Shareholders

        The Board of Directors will consider a nominee for election to the Board recommended by a shareholder if the shareholder submits the nomination in compliance with the requirements of the Company's bylaws relating to nominations by shareholders. Only "Qualified Candidates," as such term is defined in the bylaws, may be elected to the Board of Directors. Article III, Section 3.04 of the Company's bylaws provides that if a shareholder desires to make a nomination for the election of directors at an annual meeting, then he or she must give timely written notice of the nomination to the Secretary of the Company. Notice is timely if received by the Secretary at the Company's principal office not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. The notice must set forth certain information required by the bylaws, including (i) the name of the person such shareholder proposes to nominate for election or reelection as a director and all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (ii) each nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (iii) the name and address of the shareholder giving the notice; and (iv) certain other information. Article III, Section 3.04 of the bylaws provides that notices with respect to any nomination for a Board election to be held at any special meeting must contain all the information set forth above and must be received by the Secretary of the Company not later than ten days after notice of such meeting is first given to shareholders. Shareholders wishing to submit a nomination should review the bylaw requirements regarding nominations by shareholders and should communicate with the Secretary, Cobalt Corporation, 401 West Michigan Street, Milwaukee, Wisconsin 53203, for further information.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's officers and directors and persons owning in excess of ten percent of the shares of the Common Stock outstanding to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the exchange on which the Common Stock is traded. Officers, directors and ten percent shareholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

        Based upon a review of the information furnished to the Company, the Company believes that during the fiscal year ended December 31, 2001, its officers, directors, BCBSUW and the Foundation complied with all applicable Section 16(a) filing requirements, except that (i) Mr. Cullen inadvertently did not indicate on his Form 5 filed on February 14, 2002 (which Form 5 was subsequently amended), that he had gifted 200 shares of Common Stock during the fiscal year; and (ii) Ms. Mary Traver inadvertently did not timely file a Form 5 with respect to the grant of options to purchase 33,565 shares of Common Stock issued to her upon cancellation of certain stock appreciation rights. Certain directors were granted options to purchase 6,000 shares of Common Stock in 2001. Ms. Janet Steiger did not elect to receive such options until February 27, 2002, and the Form 5 with respect to such grant of options was not filed until March 21, 2002.

AUDIT COMMITTEE REPORT

        The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of and to report the results of its activities to the Board of Directors. Management has the primary responsibility for preparing the Company's financial statements and the reporting process, including the systems of internal controls. The Audit Committee has reviewed and discussed the audited financial statements with management and has discussed with the Company's internal and external auditors the overall scope and other aspects of their respective audits. This included a discussion of the quality, not just the acceptability, of the accounting principles applied, and the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

        The Company's independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The Audit Committee has discussed with the independent auditors the judgments of the independent auditors as to the quality, not just the acceptability, of the Company's accounting principles and such other matters that the independent auditors are required to discuss with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." In addition, the Audit Committee has discussed with the independent auditors the independence of the auditors from management and the Company, including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee considered the compatibility of nonaudit services with the auditors' independence.

        The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee also met with the internal auditor to discuss the results of internal audit examinations.

        Based upon the Audit Committee's reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the

Securities and Exchange Commission. The Audit Committee has also recommended to the Board the selection of Ernst & Young LLP ("Ernst & Young") as the Company's independent auditors for 2002.

        The Audit Committee approved, at its March 22, 2002 meeting, the following policies related to the Company's interactions with its independent auditors:

  •
  Audit Team Rotation. The audit engagement partner and senior manager will rotate every five years, on a staggered basis. After a two-year hiatus, the partner or senior manager can rotate back onto the Company's audit. The current audit firm will be provided a two year transition period to comply with this policy.

  •
  Non-Audit Services. 1) The Audit Committee will pre-approve non-audit services of $50,000 and greater to be performed by the Company's independent auditors; 2) the Company's independent audit firm will generally not be engaged to perform internal audit services; and 3) the Company's subsidiary, United Government Services, a large Part A Medicare contractor, will not engage the independent audit firm to provide any consulting services.

  •
  Hiring Audit Firm Personnel. An audit engagement member will not be hired at a level of vice president or above within one year of being on the Company's audit.

        These policies were proposed as amendments to the Audit Committee Charter. These amendments will be submitted to the Board of Directors for approval at its May 2002 meeting.

AUDIT COMMITTEE
Barry K. Allen, Chairman
Richard A. Abdoo
James L. Forbes
Janet D. Steiger

APPROVAL OF AMENDMENTS TO
COBALT CORPORATION EQUITY INCENTIVE PLAN

General

        The Board of Directors has approved, subject to shareholder approval, amendments to the Plan to (i) increase from 4,500,000 to 8,700,000 the number of shares of Common Stock available for grant thereunder, and (ii) provide for an automatic annual grant of options to purchase 1,000 shares of Common Stock to each of the Company's non-employee directors.

        The increase in the number of shares of Common Stock available for grant from 4,500,000 to 8,700,000 is necessary to allow for the continued grant of options under the Plan to active employees of the Company and its subsidiaries and affiliates. Currently, options with respect to 6,049,424 shares have been issued with 1,643,413 shares being forfeited and available for regranting pursuant to the Plan. As a result, approximately 93,989 shares are currently available for grant under the Plan. After the increase in the number of shares authorized under the Plan, approximately 4,293,989 options would be available for future grants thereunder.

        The amendment to the Plan to provide for an automatic annual grant of options to purchase 1,000 shares of Common Stock to each of the Company's non-employee directors is desired as part of a new director compensation policy effective in fiscal 2002 designed primarily to provide Cobalt directors with compensation for their services on the Board that is more equivalent to compensation received by directors of similar companies in the Company's industry.

Summary

        The following is a summary of the basic terms and provisions of the Plan.

        Purpose.    The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of its key employees and non-employee directors with an incentive for outstanding performance. The Plan further is intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of these individuals upon whose judgement, interest and special effort the successful conduct of its operation is dependent.

        Administration.    The Plan is administered by the Management Review Committee (the "Committee") of the Board of Directors, consisting of not less than two directors, each of which is a non-employee director of the Company. The Committee is authorized to determine, among other things, the size and types of awards under the Plan, the employees and non-employee directors to whom they will be granted and the terms and conditions of such awards. The Committee also has the power to interpret the Plan and agreements thereunder, to establish, amend or waive rules for administration of the Plan and to make other determinations necessary or advisable for administration of the Plan.

        Number of Shares Available.    The Plan currently provides that the total number of shares of Common Stock available for grant thereunder may not exceed 4,500,000, subject to adjustment as described therein. Upon approval of the Plan Amendment, the number of shares available for grant will be increased to 8,700,000. All awards which are forfeited by an employee or non-employee director of the Company shall be returned to the Company and once again become available for grant under the Plan.

        Awards and Eligibility.    The Plan permits the grant to full-time employees of the Company and its subsidiaries and affiliates of Incentive Stock Options ("ISOs"), Nonqualified Stock Options ("NQSOs"), Stock Appreciation Rights ("SARs"), Restricted Stock, Performance Units and Performance Shares (all as defined in the Plan). Currently, non-employee directors are also entitled to receive grants of NQSOs to purchase 6,000 shares of Common Stock upon their election to the Board of Directors. Upon approval of the Plan Amendment, non-employee directors will also receive annual grants of NQSOs to purchase 1,000 shares of Common Stock.

        Options.    ISOs and NQSOs may be granted to employees as determined by the Committee, except that no employee may receive options (other than Substituted Awards, described below) with respect to more than 250,000 shares in any year.

        All NQSOs granted to non-employee directors shall vest at the rate of one-third of the aggregate amount of each grant annually, subject to acceleration if a non-employee director's tenure ends during the three-year period due to death, disability or retirement or following a Change in Control (as defined in the Plan). NQSOs granted to non-employee directors remain exercisable for the shorter of twelve years from the date of grant or two years following the date on which the non-employee director ceases to serve as such (for any reason other than removal for Cause, as defined in the Plan).

        The option price per share for all options granted under the Plan shall not be less than the fair market value of a share of Common Stock on the date the option is granted. The terms of options granted under the Plan will be determined by the Committee, provided that such terms shall not exceed ten years (in the case of ISOs) or twelve years (in the case of NQSOs). Options are not exercisable in any event prior to six months following the date of grant. The exercise price of any option granted under the Plan is payable by payment in full of the exercise price in cash, by tendering shares of Common Stock having a fair market value equal to the exercise price or any other method the Committee deems consistent with the purpose of the Plan and applicable law.

        The Committee may also issue Substituted Awards to directors and employees. "Substituted Awards" are options issued under the Plan in substitution for awards issued under another equity incentive plan (including, but not limited to, the equity incentive plan of the corporation formerly known as United Wisconsin Services, Inc. and the 1995 Directors' Stock Option Plan of United

Wisconsin Services, Inc.). Substituted Awards are subject to the same grant date, exercise price, vesting and exercise period that the original awards for which they were substituted were subject.

        Stock Appreciation Rights.    SARs may be granted to employees in such amounts as the Committee shall determine subject to the terms and conditions of the Plan. SARs shall have a grant price at least equal to 100% of the fair market value of a share of Common Stock if granted independently of any stock option, or equal to the option price of the related stock option if granted in connection with a stock option. The term of an SAR granted pursuant to the Plan shall not exceed twelve years. SARs are not exercisable in any event prior to six months following the date of grant.

        Restricted Stock.    Restricted Stock may be granted to employees in such amounts as the Committee shall determine subject to the terms and provisions of the Plan. Restricted Stock generally may not be sold or otherwise transferred for a certain period (based on the passage of time, the achievement of performance goals or the occurrence of other events as determined by the Committee). During that period, however, employees holding shares of Restricted Stock may exercise full voting rights and shall be entitled to receive all dividends and other distributions with respect to shares of Restricted Stock. Restricted Stock shall not vest in any event prior to six months following the date of grant.

        Performance Units and Performance Shares.    The Committee may grant Performance Units and/or Performance Shares to employees subject to the terms and conditions of the Plan. The number and/or value of Performance Units or Performance Shares that will be paid to employees shall be based on the extent to which performance goals, as determined by the Committee, have been met. The performance goals must be determined over a period of at least six months. At the time of grant, each Performance Unit must have an initial value established by the Committee and each Performance Share shall have an initial value equal to the fair market value of a share of Common Stock on the date of grant. The Committee, in its discretion, may pay earned Performance Shares or Performance Units in the form of cash or shares of Common Stock or a combination thereof.

        Termination of Employment.    Generally speaking, awards under the Plan (except for Performance Shares and Performance Units) shall immediately vest and/or be exercisable upon the occurrence of death or disability (with respect to Performance Shares and/or Performance Units, in the event of death, disability or involuntary termination without Cause, the holder thereof would receive a prorated payout of such Performance Shares and/or Performance Units). Subject to the terms of the Plan, awards that have vested prior to termination of employment for any reason other than death, disability, retirement or termination for Cause may be exercised with six months after such termination of employment. Awards that have not so vested upon termination would be forfeited, although the Company, in its discretion, shall have the right to immediately vest (with respect to ISOs, NQSOs and SARs), or remove applicable restrictions on (with respect to Restricted Stock), any or all such awards subject to terms deemed appropriate by the Committee. The Committee retains discretion over the treatment of awards in the event of termination by reason of retirement. In the case of termination for Cause, all awards would be forfeited, regardless of whether or not vested at the time of such termination.

        Limitations on Transferability.    ISOs, Performance Units, Performance Shares and SARs may not be assigned, sold, transferred or otherwise alienated or encumbered by any employee other than by will or the laws of descent and distribution. NQSOs shall be transferable only pursuant to the laws of descent and distribution and to certain permissible transferees to the extent permitted under applicable law, except that the Committee may, in its discretion, allow transfer of NQSOs to other than permissible transferees on a case-by-case basis. Shares of Restricted Stock may not be assigned, sold, transferred or otherwise alienated or encumbered until the applicable restrictions have lapsed or upon earlier satisfaction of any other conditions, as determined by the Committee. Except as otherwise provided by the Committee, each award granted under the Plan shall be exercisable during the recipient's lifetime only by the recipient of the grant or, if permissible under applicable law, by the recipient's legal representative.

        Change in Control.    Upon the occurrence of the Change in Control (as defined in the Plan), (i) all options and SARs granted under the Plan will become immediately exercisable; (ii) any restrictions imposed on Restricted Shares will lapse; (iii) the target value attainable under all Performance Units and Performance Shares will be deemed to have been fully earned; and (iv) the Committee will have authority, subject to the Plan provisions regarding amendment of the Plan, to make any modifications to awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

        Amendment.    The Committee may terminate, amend or modify the Plan with the approval of the Board of Directors; however, no termination, amendment or modification shall adversely affect in any material way any award previously granted under the Plan without the written consent of the Participant holding such award.

  Certain Federal Income Tax Consequences.

        The following is a general summary of some of the current federal income tax consequences of the Plan to the Company and to employees and non-employee directors receiving awards under the Plan. Tax laws often change and actual tax consequences vary with individual circumstances. We recommend all employees and non-employee directors to seek tax advice from their own tax advisors regarding the Plan.

        An employee will generally not be deemed to have received taxable income upon the grant or exercise of any ISO, provided that such shares of Common Stock received upon exercise are held for at least one year after the date of exercise and two years after the date of grant. Following exercise, any gain (or loss) realized on the disposition of the shares will be treated as long-term capital gain (or loss), and no deduction will be allowed to the Company. If the holding period requirements are not satisfied, then the participant will recognize ordinary income at the time of the disposition equal to the lesser of (i) the gain realized on the disposition or (ii) the difference between the option price and the fair market value of the share of Common Stock on the date of exercise. Any additional gain will be a long-term or short-term capital gain, depending upon the length of time the shares were held. The Company is entitled to a tax deduction equal to the amount of ordinary income recognized by the Participant.

        The grant of a NQSO will not result in any taxable income to an employee or director recipient. An employee or director will recognize ordinary income upon exercise of a NQSO in an amount equal to the excess of the fair market value of the shares of Common Stock at the time the income is recognized over the exercise price. The Company is entitled to a tax deduction in the same amount at the time the Participant or director recipient recognizes ordinary income.

        The grant of a SAR will create no income tax effect for the Company or the employee. An employee will recognize ordinary income upon exercise of an SAR in an amount equal to the fair market value of the cash or shares of Common Stock received. The Company will generally be entitled to a deduction in the same amount and at the same time income is recognized by the employee.

        An employee will not recognize income upon the grant of Restricted Stock unless the employee makes the election described below. If the employee does not make such an election, the employee will recognize ordinary income at the time the applicable restrictions lapse in the amount of the fair market value of the Restricted Stock at that time less any amount paid for the Restricted Stock. An employee may, within thirty days after receiving an award of Restricted Stock, elect to immediately recognize ordinary income as of the award date in the amount of the fair market value less any amount paid for the Restricted Stock. The Company will generally be entitled to a deduction in the same amount and at the same time income is recognized by the employee.

        The grant of Performance Shares and/or Performance Units will create no income tax effect for the Company or the employee. An employee will generally recognize ordinary income upon receipt of cash or shares of Common Stock in an amount equal to the fair market value of the cash or shares of Common Stock received. The Company will generally be entitled to a deduction in the same amount and at the same time income is recognized by the employee.

        Any cash payments an executive officer receives in connection with incentive awards are includable in income in the year received. Generally, the Company will be entitled to deduct the amount the employee includes in income in the year of payment.

        Section 162(m) of the Internal Revenue Code places a $1,000,000 annual limit on the compensation deductible by the Company paid to certain of its executives. The limit, however, does not apply to "qualified performance-based compensation." The Company believes awards of stock options and annual incentive awards under the Plan as amended will qualify for the performance-based compensation exception to the deductibility limit.

        The affirmative vote of a majority of the votes cast at the Meeting on the Plan Amendment (assuming a quorum is present) is required to approve the Plan Amendment, provided that a majority of the outstanding shares of Common Stock are voted on the proposal. For purposes of determining the vote required for this proposal, abstentions and broker nonvotes will have no impact on the vote. The proxies will be voted for or against the proposal, or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted FOR approval of the Plan Amendment. Pursuant to the Voting Trust and Divestiture Agreement which is described on Page 23 of this Proxy Statement, the Foundation is required to vote its 31,313,390 shares of Common Stock "FOR" the Plan Amendment. Accordingly, the Plan Amendment will be approved at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE PLAN.

EXECUTIVE COMPENSATION

        Prior to the Combination (as defined in "CERTAIN TRANSACTIONS"), certain executive officers of the Company provided services to BCBSUW pursuant to the Service Agreement (as herein described), and expenses associated with those services are shared in accordance with the Service Agreement. See "CERTAIN TRANSACTIONS." Compensation information includes total compensation for services rendered to the Company and BCBSUW. The following table summarizes the total compensation paid by the Company or its subsidiaries to the Chief Executive Officer and the four other most highly compensated officers for services rendered to the Company and BCBSUW for the years ended December 31, 2001, 2000 and 1999.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary(1)	Bonus(1,2)	Other Annual Compensation(3)	Securities Underlying Options	All Other Compensation(4)
Thomas R. Hefty Chairman of the Board, President & Chief Executive Officer	2001 2000 1999	$677,505 617,508 577,506	$223,712 — —	$13,577 12,735 28,887	— 147,500 147,500	$4,250 4,250 4,000
Stephen E. Bablitch Senior Vice President & General Counsel	2001 2000 1999	303,603 260,826 214,761	127,935 — —	1,271 4,327 11,678	— 121,000 41,000	4,250 4,250 4,000
Timothy F. Cullen Vice President— BCBSUW, Chairman of the Board—UGS	2001 2000 1999	263,535 246,753 217,971	77,259 — —	4,885 4,327 10,815	— 121,200 23,000	4,250 4,250 4,000
Gail L. Hanson Senior Vice President & Chief Financial Officer	2001 2000 1999	265,602 248,256 170,070	71,613 — —	4,923 4,327 4,036	— 121,200 18,000	4,250 4,250 4,000
Penny J. Siewert Senior Vice President of Regional Services	2001 2000 1999	254,004 249,630 229,077	56,515 — —	6,051 5,726 12,425	— 121,200 49,200	4,250 4,250 4,000

(1)
Amounts include compensation earned and deferred at the election of the named executive officer during the fiscal years indicated and paid subsequent to the end of each fiscal year.

(2)
Amounts represent bonuses earned under the Company's Profit Sharing Plan and Management Incentive Plan, as well as special bonuses. In connection with the Combination, special bonuses were awarded to the following: Mr. Bablitch—$50,000, Mr. Cullen—$25,000, and Ms. Hanson—$25,000.

(3)
Amounts represent reimbursement for the payment of taxes, the payout for unused personal days and a lump sum payment for deferring a merit increase. The amounts indicated do not include perquisites or other personal benefits to the named executive officers which for each such officer did not exceed the lesser of $50,000 or 10% of the officer's total annual salary and bonus.

(4)
Amounts represent the Company's matching contributions to the Cobalt Corporation 401(k) Plan.

Options Granted in Last Fiscal Year

        The Final Decision and Order of the Wisconsin Commissioner of Insurance with respect to the Combination prohibited equity compensation for existing officers of BCBSUW and Cobalt until after March 23, 2002; therefore, no stock option grants were made during 2001 to the Chief Executive Officer or the other named executive officers.

Aggregated Option Exercises in the Last Fiscal Year and Fiscal Year End Option Values

        No options were exercised by any of the executive officers listed in the Summary Compensation Table during 2001. The number of unexercised options and the total value of unexercised in-the-money options at December 31, 2001 are shown in the following table.

Name	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/Unexercisable(1)	Value of Unexercised In-the-Money Options/SARs at FY-End ($) Exercisable/Unexercisable
Thomas R. Hefty	446,079/233,925	208,761/228,717
Stephen E. Bablitch	165,399/131,192	62,645/187,936
Timothy F. Cullen	145,933/119,431	62,645/187,936
Gail L. Hanson	80,250/109,550	62,645/187,936
Penny J. Siewert	187,721/138,052	62,645/187,936

(1)
Options become immediately exercisable upon change in control of Cobalt. A change in control includes: the acquisition by certain persons or groups of 25% or more of the outstanding Common Stock; a change in the membership of a majority of the Board of Directors, if not approved by the incumbent directors; or the approval by the Company's shareholders of a plan of liquidation, an agreement to sell substantially all of Cobalt's assets, or certain mergers, consolidations or reorganizations. The Combination was not considered a change in control.

(2)
The dollar value is calculated by determining the difference between the fair market value of the underlying Common Stock at the fiscal year end ($6.38) and the exercise price of the option.

Defined Benefit Pension Plans

        The Company has provided a non-contributory defined benefit plan to its employees pursuant to its pension plan ("Pension Plan"). The Pension Plan generally utilizes a cash balance formula which provides annual pay credits of 4% plus transition credits of 4% for the number of years of service on December 31, 1996 (up to 15 years). Interest is calculated monthly and credited annually on the cash balance account based on the yield on 10-year Treasury securities for the month of October of the previous year.

        In addition, the Company provides to executives defined benefits from its supplemental executive retirement plan ("SERP"). The SERP provides a total benefit (taking into account Pension Plan benefits and Social Security benefits) of 2% of final 5-year average pay (which includes base salary, profit sharing and management incentive bonuses, and other performance-related bonuses) per year of service, up to 30 years. The approximate annual benefits for the following pay classifications and years of service are expected to be as follows:

Defined Benefit Pension Plans Table

	Years of Service
Remuneration
	15	20	25	30 or more
$100,000	$30,000	$40,000	$50,000	$60,000
200,000	60,000	80,000	100,000	120,000
300,000	90,000	120,000	150,000	180,000
400,000	120,000	160,000	200,000	240,000
500,000	150,000	200,000	250,000	300,000
600,000	180,000	240,000	300,000	360,000
700,000	210,000	280,000	350,000	420,000
800,000	240,000	320,000	400,000	480,000
900,000	270,000	360,000	450,000	540,000
1,000,000	300,000	400,000	500,000	600,000
1,100,000	330,000	440,000	550,000	660,000

        The persons named in the Summary Compensation Table have the following years of credited service which includes all years of service with the Predecessor: Mr. Hefty, nineteen years; Mr. Bablitch, five years; Ms. Siewert, twenty-five years; Ms. Hanson, seventeen years; and Mr. Cullen, thirteen years.

Agreements with Named Executive Officers

        Cobalt is party to Executive Severance Agreements with each of the named executive officers. The agreements extend for three year terms, and then automatically renew for successive one year periods unless Cobalt gives notice at least six months prior to the end of any such period that the agreement will not be extended. However, if a Change in Control (as defined therein) occurs during the term, then the agreements will remain in effect for the longer of 24 months beyond the month in which the Change in Control occurs or until all obligations of Cobalt under the agreements have been fulfilled.

        The agreements generally provide that a named executive is entitled to receive certain severance benefits if his or her employment is terminated by Cobalt for any reason other than Cause, Disability, Retirement (all as defined therein) or death, or if the named executive terminates his or her employment for Good Reason (as defined therein), in either case during the six month period prior to a Change in Control or within 24 months following a Change in Control. The severance benefits to which the named executives would be entitled following such a termination include, generally speaking, (i) an amount equal to two times their respective annualized base salaries (three years in the case of Mr. Hefty) as in effect on the date of termination; (ii) an amount equal to two times their respective target awards under the annual bonus plan and profit sharing plan (three times in the case of Mr. Hefty) for the year in which the termination occurs; (iii) a continuation of health care, life and disability coverage for two years after the date of termination (three times in the case of Mr. Hefty); (iv) an amount equal to their respective unpaid targeted annual bonuses for the plan year in which the termination occurs, prorated through the date of termination; and (v) an amount equal to their unpaid allocations from the profit sharing plan for the plan year in which the termination occurs, prorated through the date of termination. The named executives would also be eligible for benefits under Cobalt's Retiree Medical Plan beginning at age 55. Cobalt will also pay the named executives additional amounts in cash, if necessary, such that the net amount retained by them after deduction of any excise tax imposed by the Internal Revenue Code of 1986, as amended will equal the total amount that they would have been entitled to without taking such deductions into account; provided, however, that for all named executives other than Mr. Hefty, such additional payments will only be made if they would result in the named executive receiving additional amounts in excess of $100,000. If such payments would result in those named executives receiving additional amounts less than $100,000, then the total severance benefits to which they will be entitled under the agreements will be capped at the maximum amounts that may be paid without incurring such excise taxes.

        Cobalt is also party to a Supplemental Retirement Agreement, dated as of June 13, 2001, with Thomas R. Hefty. The agreement provides that Cobalt will pay Mr. Hefty (or his beneficiary or estate) a lump sum cash payment of $1,000,000 upon the earlier of Mr. Hefty's Retirement, death, Disability, termination by Cobalt for any reason other than Cause, or termination by Mr. Hefty for Good Reason (as such terms are defined in Mr. Hefty's Executive Severance Agreement, discussed above).

Compensation of Directors

        Directors who are officers or employees of Cobalt receive no compensation as such for service as members of the Board of Directors or committees of the Board. In 2001, a director who was not an officer or employee of Cobalt received a fee of $1,100 for each Board or committee meeting attended, and a monthly retainer of $1,917. In addition, each Committee Chairman received a monthly fee of $250. Also, pursuant to the Plan, each director is granted in connection with his or her first election as a director an option to purchase 6,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. Effective April 1, 2002, a director who is not an officer or employee of Cobalt will receive a fee of $1,500 for each Board or committee meeting attended, in addition to the monthly retainer of $1,917. Effective April 1, 2002, each Committee Chairman will receive a monthly fee of $333.33. If the Plan Amendment is approved at the meeting, each of the Company's non-employee Directors will receive an annual option grant of 1,000 shares of Common Stock at an exercise price equal to the fair market value on the date of grant.

MANAGEMENT REVIEW COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

Introduction

        The Committee, which is comprised of four independent, non-employee directors, establishes and directs the administration of all programs under which executive benefits are provided and compensation is paid or awarded to the Company's executive officers. In addition, the Committee evaluates executive officer performance and assesses the overall effectiveness of the Company's executive compensation programs.

Compensation Philosophy and Objectives

        The Company's executive compensation program is designed to align closely executive compensation with corporate performance and total return to shareholders. The Company has developed an overall compensation philosophy and implemented plans that are designed to tie a significant portion of executive compensation to the Company's success in meeting specified performance goals and appreciation in the Common Stock price.

        The overall objectives of this compensation philosophy are:

  •
  To attract and retain the executive talent required to attain the Company's goals;

  •
  To motivate these executives to achieve the goals of the Company's current and future business strategy;

  •
  To link executive and shareholder financial interests through equity-based long-term incentive plans; and

  •
  To provide a compensation package that recognizes individual contributions and overall business results.

        Accordingly, the Committee sets compensation opportunities at approximately the 50th percentile of the market for comparable positions at comparable companies. The Company's compensation programs are designed to be dependent on performance, and individual pay delivered from these programs may be higher or lower than the 50th percentile of the market depending on that performance.

        Each year the Committee conducts a full review of the Company's executive compensation program to ensure that pay opportunities are competitive with the current market and that there is appropriate linkage between Company performance and executive compensation. During 2001, this process included consultation with Hewitt Associates ("Hewitt") throughout the year on such issues as base salaries, annual incentives, stock option awards, and overall compensation. The Committee's review included a comparison of the Company's executive compensation against a peer group with which the Company competes for business and executive talent. The Committee believes that the Company's competitors for executive talent include many types of companies. Therefore, the Committee evaluates all relevant sources for executive talent in assessing overall competitiveness. Consequently, the peer group used for compensation analysis will include, but extend beyond, the companies noted in the Performance Graph included in this Proxy Statement.

Elements of Executive Compensation

        The elements of executive compensation include base salary, profit sharing, an annual performance-based management incentive plan and long-term incentives (consisting primarily of nonqualified Common Stock options). The Committee's decisions with respect to each of these elements are discussed below. While the elements of compensation described in this report are considered separately, the Committee takes into account the full compensation package afforded by the Company to the individual, including salary, incentive compensation, pension benefits, supplemental retirement benefits, insurance and other benefits. In reviewing the individual performance of the executives whose compensation is detailed in this Proxy Statement, the Committee takes into account the views of Mr. Hefty, the Company's Chief Executive Officer, for positions other than his own.

        Section 162(m) of the Internal Revenue Code of 1986, as amended, limits a publicly held corporation's deductions for certain executive compensation in excess of $1 million. Certain performance-based compensation is excepted from the $1 million limitation. In 2001, none of the Company's executives received compensation in excess of $1 million for purposes of Section 162(m) and all 2001 executive compensation is fully deductible. The Committee has, however, reviewed Section 162(m) and considered its impact on the Company's future executive compensation plans.

Base Salary

        Base salaries for executive officers are determined initially by evaluating and comparing the responsibilities of their positions and experiences relative to the competitive marketplace for executive talent. Salary adjustments are determined by evaluating the performance of the Company and of each executive and by surveying the industry to determine the average industry change in executive base salary. In the case of executives with responsibility for a particular business unit, such unit's financial results were also a major consideration. The Committee, where appropriate, considers non-financial performance measures such as increase in market share, gains in administrative cost efficiency, improvements in product quality, and improvements in relations with customers, suppliers, and employees.

Annual Incentive Compensation

        Profit Sharing Program.    The Company annually establishes a Profit Sharing Plan for all employees who are employed with the Company for the entire calendar year. The Cobalt Corporation 2001 Profit Sharing Plan (the "Profit Sharing Plan") compensated employees based on corporate profitability, individual business unit or regional area profitability and the attainment of high levels of customer satisfaction, all measured against targets set at the beginning of the year.

        Under the corporate profitability goal, the Profit Sharing Plan pays each employee up to 7% of base salary depending on the attainment of specified profit levels. For employees to receive the 7% payout in 2001, the Company and BCBSUW had to attain combined net income, excluding net income or loss from extraordinary items, of $43.1 million or more. If a specified minimum level of profitability had not been attained, no awards would have been made under any portion of the Profit Sharing Plan.

        Individual business unit or regional area financial performance also was measured under the "Local Component" of the Plan, with employees eligible to receive an additional payout of up to 7% of compensation on the "Local Component." The Profit Sharing Plan also contained a customer satisfaction component which enabled employees to earn up to an additional 7% of annual compensation for achievement of high customer satisfaction levels, generally in excess of 94.9%. In total, the Profit Sharing Plan paid the Chief Executive Officer and the next four most highly compensated officers between 4.70% and 5.92% of annual compensation. This compensation was paid in 2002.

        Management Incentive Plan.    The Company's executive officers are eligible for an annual performance bonus under the Management Incentive Plan. The bonus paid from this plan has two components: the Corporate Component and the Individual Performance/Profit Sharing Component. The Corporate Component is equal to one times the executives' total payouts from the Profit Sharing Plan (two times the Profit Sharing payout for the Chief Executive Officer) as described above.

        The Individual Performance/Profit Sharing Component has two parts. First, individual performance objectives are established for each eligible executive. These individual objectives can include both financial and non-financial measures related to the performance of the business units or corporate departments for which the executive is responsible. To determine how well executives other than the Chief Executive Officer have performed on their individual performance objectives, the Committee considers input from the Chief Executive Officer as well as other relevant factors. Not all individual performance objectives are quantifiable and the Committee did not assign quantitative relative weights to different factors or follow mathematical formulae. The Committee used discretion in evaluating the executives' achievements of their individual performance objectives. Individual performance objectives are also established for the Chief Executive Officer. The Committee evaluates all relevant data to determine to what extent Mr. Hefty has met his performance expectations. Again, the Committee uses its discretion in making this determination.

        The second part of the Individual Performance/Profit Sharing Component is based on the executives' payouts from the Local Component of the 2001 Profit Sharing Plan. Bonus payments are made according to a schedule that correlates percentages of base salary paid under the Local Component of the Profit Sharing Plan with specific bonus amounts.

        Bonus amounts could range from 0% to 39% of annual compensation for executives other than the Chief Executive Officer (up to 21% from the Corporate Component and up to 18% from the Individual Performance/Profit Sharing Component) and from 0% to 72% of annual compensation for the Chief Executive Officer (up to 42% from the Corporate Component and up to 30% from the Individual Performance/Profit Sharing Component). For executives to earn the maximum award, they must have achieved outstanding results on each of their individual goals; the profitability of the business unit or regional area to which they are assigned must have reached an exceptional level; and

the Company must have achieved a combined return on equity, excluding net income or loss from extraordinary items, of 20% or more. In 2001, the Company's combined return on equity, as defined by the Plan documents, was 3.4%. 2001 performance bonus awards for the executives discussed herein, other than the Chief Executive Officer, from the Individual Performance/Profit Sharing Component ranged from 8.15% to 13.83% of annual compensation. These awards were paid in 2002.

        2001 Supplemental Incentive Plan.    The Committee, in conjunction with the Management Review Committee of the Board of Directors of BCBSUW, established the Cobalt Corporation 2001 Supplemental Plan (the "Supplemental Plan"). The Supplemental Plan was established and designed to focus the organization on activities, behaviors and leadership that would enhance the performance, and stock price, for Cobalt and to retain key executives. The Supplemental Plan was a one-time supplemental plan, with performance targets that equated to the Annual Operating Plan for Cobalt for 2001.

        Since actual performance did not meet the threshold performance level for payment, there were no awards made under the Supplemental Plan.

Long-Term Incentive Compensation

        The Company's executive compensation strategy is to provide long-term compensation at a competitive level for the managed care market.

        Stock Options.    The Committee is responsible for administering the Company's stock option program, which is designed to motivate employees to maximize shareholder value and maintain a medium to long-term perspective. Option grants are made at the fair market price on the date of grant and become exercisable in equal annual installments over a four-year term, expiring 12 years after the date of grant.

        The Final Decision and Order of the Wisconsin Commissioner of Insurance with respect to the conversion of BCBSUW prohibited equity compensation for existing officers of BCBSUW and Cobalt until after March 23, 2002; therefore, no equity grants were made during 2001 to the Chief Executive Officer and the executives described herein.

        The Committee decided to consolidate equity incentive awards previously made under the Cobalt Stock Appreciation Rights ("SAR") Plan and the BCBSUW SAR Plan with those of the Plan. In connection with that consolidation, the Committee substituted options from the Plan, containing the same exercise price, vesting schedule, and expiration date, for the outstanding stock appreciation rights previously issued under the Cobalt SAR Plan and the BCBSUW SAR Plan. In exchange for the substituted options, the previously granted stock appreciation rights were cancelled. Mr. Hefty received 66,261 substituted options for previously issued stock appreciation rights under the Cobalt SAR Plan and Mr. Cullen received a total of 232,234 substituted options for previously issued stock appreciation rights under the BCBSUW SAR Plan.

Chief Executive Officer Compensation

        Mr. Hefty's annual cash compensation for 2001 included his base salary, profit sharing, and management incentive bonus for a total of $901,217. Those elements paid in 2002 based on 2001 performance are discussed below.

        Mr. Hefty's base salary in 2000 was approximately 96% of the average base salary for comparable positions, according to the previously mentioned Hewitt compensation survey. Mr. Hefty's base salary for 2001 was increased to an amount which represented approximately 107% of the December 2000 estimated market value of his position and represented approximately 100% of the December 2001 estimated market value of his position.

        With respect to annual incentive compensation, Mr. Hefty received 4.70% of his base salary under the Profit Sharing Plan based on Cobalt's return of equity of 3.4% and Customer Satisfaction levels. Under the Individual Performance/Profit Sharing Component of the Management Incentive Plan, Mr. Hefty was awarded 18.92% of his base salary based on Cobalt's financial results and his achievement of individual performance goals set at the beginning of the year.

Conclusion

        After its review of the total compensation program for the executives of the Company, the Committee continues to believe that these executive compensation policies and practices serve the interests of shareholders and the Company effectively. We also believe that the various compensation programs offered are appropriately balanced to provide increased motivation for executive officers to contribute to the Company's overall future success, thereby increasing the value of the Company for the shareholders' benefit. We will continue to monitor the effectiveness of the Company's total compensation program to meet the ongoing needs of the Company.

MANAGEMENT REVIEW COMMITTEE
James L. Forbes, Chairman
Barry K. Allen
Michael S. Joyce
Janet D. Steiger

Performance Graph

        The following performance graph compares the cumulative shareholder return of the Company's Common Stock to the cumulative shareholder return of the NYSE Composite and the Morgan Stanley Health Care Payor Index for the period of September 28, 1998 through December 31, 2001. The graph assumes an investment of $100 in each of the Company's Common Stock, the NYSE Composite Index, and the Morgan Stanley Healthcare Payor Index on September 28, 1998, and assumes reinvestment of all dividends.

Comparison of Cumulative Total Returns Through December 31, 2001
Performance Graph for
Cobalt Corporation

	09/28/98	12/31/98	12/31/99	12/31/00	12/31/01
Cobalt Corporation	$100.00	$121.59	$61.97	$48.48	$91.64
NYSE Composite Index	$100.00	$115.83	$128.50	$131.82	$120.33
Morgan Stanley Health Care Payor Index	$100.00	$118.36	$105.67	$229.16	$208.79

CERTAIN TRANSACTIONS

Intracompany Loan

        As of September 11, 1998, The Company entered into a $70,000,000 note obligation due to BCBSUW in connection with the spin-off in 1998 of AMSG's managed care companies and specialty business. The Company pledged the common stock of Compcare subsidiaries as collateral for the note obligation. Interest is payable quarterly at a rate equal to 9.75% and 8.06% as of December 31, 2001 and 2000, respectively. The original maturity date of the principal balance was extended from April 30, 2001 to January 1, 2002. The maturity date was subsequently extended to February 15, 2002 at an interest rate of 7.38%. The note was amended and the maturity date was extended to January 2, 2003 at an interest rate of 7.38% on February 14, 2002. The terms and extension of the note are subject to approval by the Wisconsin Office of the Commissioner of Insurance.

Voting Trust and Divestiture Agreement

        In March 2001, the Company completed a restructuring (the "Combination") whereby, generally speaking, (i) BCBSUW converted its form of ownership to a stock insurance corporation to a stock corporation; (ii) all of the common stock of BCBSUW was transferred to the Company; (iii) the Company issued 31,313,390 shares of Common Stock to the Foundation; and (iv) the Company, which was previously known as United Wisconsin Services, Inc., changed its name to "Cobalt Corporation." As a result, BCBSUW is now a wholly owned subsidiary of the Company, and the Foundation now owns 31,313,390 shares of Common Stock, representing approximately 77.0% of the outstanding Common Stock as of March 31, 2002.

        In connection with the Combination, Blue Cross Blue Shield Association ("Association") rules required the Foundation to deposit all of its shares of Common Stock into a voting trust and to sell its shares within prescribed time periods. Accordingly, Cobalt, the Foundation and Marshall & Isley Trust Company entered into a voting trust and divestiture agreement, pursuant to which the Foundation deposited into a voting trust all of the shares of Cobalt it received in the Combination. The terms of the voting trust significantly limit the Foundation's voting rights, and the trustee of the voting trust will vote those shares in the manner described below. In addition, the Foundation must sell its shares of Common Stock within prescribed periods of time and may dispose of those shares only in a manner that would not violate the ownership requirements contained in the Company's Amended and Restated Articles of Incorporation.

        In general, in order to maintain Cobalt's independence from the Foundation, the trustee of the voting trust will vote the shares of Common Stock owned by the Foundation as directed by the directors of Cobalt, except that the Foundation will decide how to vote these shares on a merger or similar business combination proposal which would result in the then existing shareholders of Cobalt owning less than 50.1% of the resulting company, or which would result in any person or entity who owned 50.1% or less of Common Stock owning more than 50.1% of the voting securities of the resulting entity. Specifically, the trustee of the voting trust will vote all of the Foundation's shares of Cobalt in the voting trust in the following manner:

  •
  If the matter is the election of directors of Cobalt, the trustee will vote the shares in favor of each nominee whose nomination has been approved by (i) a majority of the members of the Cobalt Board of Directors who were not nominated at the initiative of the Foundation or of a person or entity owning shares of Cobalt in excess of the ownership limits contained in Cobalt's Amended and Restated Articles of Incorporation (such directors being called "Independent Directors"), and (ii) a majority of the entire Cobalt Board of Directors.

  •
  The trustee will vote against the removal of any director of Cobalt, and against any change to Cobalt's Amended and Restated Articles of Incorporation or bylaws, unless (i) a majority of the

    Independent Directors, and (ii) a majority of the entire Cobalt Board of Directors, initiates or consents to such removal or amendment action.

  •
  In the event that any candidates are eligible for election to the Board of Directors who, if elected, would not qualify as Independent Directors, the trustee will vote the Foundation's shares in the same proportion and for the same candidates as voted for by the Cobalt shareholders; provided, however, that if director seats are eligible for public shareholder representation, the trustee will be directed to vote its shares in the same proportion and for the same candidates voted for by the other Cobalt shareholders. This provision will sunset at such time as the Foundation owns less than 20% of the outstanding shares of Common Stock.

  •
  The trustee will vote as directed by the Board of Directors of the Foundation on any proposed business combination transaction that if consummated would result in (1) the then existing Cobalt shareholders, including the Foundation, owning less than 50.1% of the outstanding voting securities of the resulting entity, or (2) any person or entity who, prior to the proposed transaction, owned less than 50.1% of the outstanding Common Stock of Cobalt owning 50.1% or more of the outstanding voting securities of the resulting entity.

  •
  The trustee will vote in accordance with the recommendation of the Cobalt Board of Directors on any action requiring prior approval of the Cobalt Board of Directors as a prerequisite to becoming effective.

        In addition, unless a majority of the Independent Directors and a majority of the entire Cobalt Board of Directors initiates or consents to such action, neither the Foundation nor the trustee of the voting trust may:

  •
  nominate any candidate to fill any vacancy on the Cobalt Board of Directors;

  •
  call any special meeting of Cobalt shareholders; or

  •
  take any action that would be inconsistent with the voting requirements contained in the voting trust and divestiture agreement.

        The Foundation also agreed not to take actions that a shareholder of a corporation ordinarily could take in its capacity as a shareholder including among other things acquiring additional shares of Common Stock (other than in a stock split or other similar transaction) making any shareholder proposal for submission at an annual meeting of shareholders of Cobalt, nominating any candidate to the Cobalt Board of Directors, or appointing any individual to fill a vacancy on the Cobalt Board of Directors.

Other

        Effective January 1, 2000, Valley Health Plan, Inc. ("VHP"), a wholly-owned subsidiary of the Company, and the Company negotiated a three-year renewal of their joint venture with Midelfort Clinic, Ltd. ("Midelfort"). Midelfort Clinic is owned by Mayo Health System and is affiliated with Mayo Clinic. The joint venture enables VHP to produce, market and administer managed care products in northwestern Wisconsin through the utilization of a provider network. Pursuant to the joint venture, VHP has a capitated and a discounted fee-for-service arrangement with Midelfort. Midelfort also participates in a profit-sharing arrangement with VHP. In fiscal 2001, VHP paid $25,208,519 to Midelfort for professional services, pharmaceutical services and profit-sharing. Dr. William Rupp, one of the Company's directors, was the Chief Executive Office of Midelfort until December 31, 2001. All terms of the joint venture were negotiated at arms-length between the parties.

        In October 1999, Unity Health Plans Insurance Corporation ("Unity"), a wholly-owned subsidiary of the Company, BCBSUW and the Company negotiated a five-year renewal of their joint venture with Community Health Systems, LLC ("CHS"), a Wisconsin limited liability company. The Unity joint venture is the combination of two separate joint ventures, one with CHS and one with the University Health Care, Inc. ("UHC," the contracting agent for the University of Wisconsin Hospital and Clinics) and several of UHC's affiliates. The operations of the two joint ventures were combined and began operating as a single health plan under the auspices of a joint governing board. The joint venture enables Unity to produce, market and administer managed care products in southwestern Wisconsin through the utilization of a provider network. Pursuant to the joint venture, Community Physicians Network, Inc. ("CPN"), a part owner of CHS, provides credentialing and utilization management services for Unity and arranges for the delivery of health care services through its contracted providers to members enrolled with Unity. In fiscal 2001, Unity paid $3,283,138 to CPN for those services. In addition, CPN has an accumulated balance due to Unity of $5,875,205 relating to the current and past joint venture agreements. Dr. D. Keith Ness, one of the Company's directors, is the Chairman of CHS and the President of CPN. All terms of the joint venture were negotiated at arms-length between the parties. Additionally, on June 15, 1998, BCBSUW and CPN entered into a loan agreement that provided for a line of credit to CPN in the principal amount of $4,000,000. Use of the loan proceeds is restricted to the maintenance, operation and expansion of CPN's provider network. The maximum aggregate amount of indebtedness of CPN outstanding under this agreement for fiscal 2001 was $3,000,000. The rate of interest on such indebtedness is calculated at the prime rate (which as of December 31, 2001 was 4.75% per annum).

AUDITORS

        The Audit Committee of the Board of Directors selected Ernst & Young as independent auditors for the Company for the year ending December 31, 2001. Ernst & Young has examined the accounts of the Company since 1988. Representatives of Ernst & Young will be present at the Meeting, will be available to respond to questions and may make a statement if they so desire.

Audit Fees

        The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $542,000.

Financial Information Systems Design and Implementation Fees.

        Ernst & Young did not provide any professional services to the Company for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

All Other Fees

        The aggregate fees billed by Ernst & Young for services rendered to the Company, other than for services described above under "Audit Fees" for the fiscal year ended December 31, 2001, were $1,532,000. Information system auditing and information system security certification services, amounting to $1,092,000 in 2001, will no longer be provided by Ernst & Young. "All Other Fees" also includes $224,000 of fees related to subsidiary statutory audits and employee benefit plan audits and $100,000 related to the Combination.

OTHER MATTERS

        Pursuant to Article II of the Company's bylaws which provides procedures by which shareholders may raise matters at annual meetings, proposals which shareholders intend to present at the 2003 Annual Meeting of Shareholders must be received by the Company between January 29, 2003 and

February 28, 2003 to be presented at that meeting. If such a proposal is received after February 28, 2003, then it would be untimely. Should the Board nevertheless choose to present such proposal, the proxies will be able to vote on the proposal using their best judgment. To be eligible for inclusion in the proxy material for that meeting, shareholder proposals must be received by December 26, 2002.

        The Company knows of no other matters to come before the Meeting. If any other matters properly come before the Meeting, or any adjournments or postponements thereof, it is the intention of the persons acting pursuant to the accompanying appointment of proxy form to vote the shares represented thereby in accordance with their best judgment.

        Pursuant to the rules of the Securities and Exchange Commission, services that deliver the Company's communications to shareholders that hold their stock through a bank, broker or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company's annual report to shareholders and proxy statement. Upon written or oral request, the Company will promptly deliver a separate copy of the annual report to shareholders and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered. Shareholders may notify the Company of their requests by calling or writing Stephen E. Bablitch, Secretary, Cobalt Corporation, 401 West Michigan Street, Milwaukee, Wisconsin 53203, phone number (414) 226-5000.

COBALT CORPORATION

Stephen E. Bablitch, Secretary

Milwaukee, Wisconsin
April 25, 2002

A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, WILL BE PROVIDED WITHOUT CHARGE TO EACH RECORD OR BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK AS OF APRIL 12, 2002, ON THE WRITTEN REQUEST OF SUCH PERSON DIRECTED TO: STEPHEN E. BABLITCH, SECRETARY, COBALT CORPORATION, 401 WEST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53203.

Appendix A

EQUITY INCENTIVE PLAN

COBALT CORPORATION

THIS DOCUMENT CONSTITUTES PART
OF A PROSPECTUS COVERING SECURITIES
THAT HAVE BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

COBALT CORPORATION

EQUITY INCENTIVE PLAN

TABLE OF CONTENTS

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	7.6	Term of SARs	10
	7.7	Payment of SAR Amount	10
	7.8	Rule 16b-3 Requirements	10
	7.9	Termination of Employment Due to Death Disability, or Retirement	10
	7.10	Termination of Employment for Other Reasons	11
	7.11	Nontransferability of SARs	11
8		RESTRICTED STOCK
	8.1	Grant of Restricted Stock	11
	8.2	Restricted Stock Agreement	11
	8.3	Transferability	12
	8.4	Other Restrictions	12
	8.5	Certificate Legend	12
	8.6	Removal of Restrictions	12
	8.7	Voting Rights	12
	8.8	Dividends and Other Distributions	12
	8.9	Termination of Employment Due to Death, Disability, or Retirement	12
	8.10	Termination of Employment for Other Reasons	13
9		PERFORMANCE UNITS AND PERFORMANCE SHARES
	9.1	Grant of Performance Units/Shares	13
	9.2	Value of Performance Units/Shares	13
	9.3	Earning of Performance Units/Shares	13
	9.4	Form and Timing of Payment of Performance Units/Shares	13
	9.5	Termination of Employment Due to Death, Disability, Retirement, or Involuntary Termination (without Cause)	13
	9.6	Termination of Employment for Other Reasons	13
	9.7	Nontransferability	14
10		BENEFICIARY DESIGNATION	14
11		DEFERRALS	14
12		RIGHTS OF EMPLOYEES
	12.1	Employment	14
	12.2	Participation	14
13		CHANGE IN CONTROL	14
14		AMENDMENT, MODIFICATION, AND TERMINATION
	14.1	Amendment, Modification, and Termination	15
	14.2	Awards Previously Granted	15

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15		WITHHOLDING
	15.1	Tax Withholding	15
	15.2	Share Withholding	15
16		INDEMNIFICATION	16
17		SUCCESSORS	16
18		LEGAL CONSTRUCTION
	18.1	Gender and Number	16
	18.2	Severability	16
	18.3	Requirements of Law	16
	18.4	Securities Law Compliance	16
	18.5	Governing Law	16

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COBALT CORPORATION
EQUITY INCENTIVE PLAN

ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

        1.1    Establishment of the Plan.    Cobalt Corporation, a Wisconsin corporation (hereinafter referred to as the "Company"), has established an incentive compensation plan to be known as the "Cobalt Corporation Equity Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, and Performance Shares.

        This Plan was originally created in connection with the distribution (the "Distribution"), by the corporation formerly known as United Wisconsin Services, Inc. of all of the shares in the Company in connection with the spin-off of the managed care and specialty products business to the Company. In connection with the Distribution, Options ("Substituted Awards") will be issued under this Plan in substitution for Options issued under the equity incentive plan of the corporation formerly known as United Wisconsin Services, Inc. (the "Prior Plan").

        Upon approval by the Board of Directors of the Company, subject to ratification by an affirmative vote of the holders of a majority of the Shares of the Company, the Plan shall become effective as of the Distribution Date (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein.

        1.2    Purpose of the Plan.    The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of Participants to those of Company shareholders, and by providing Participants with an incentive for outstanding performance.

        The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation is dependent.

        1.3    Duration of the Plan.    Subject to approval by the Board of Directors of the Company and ratification by the shareholders of the Company, the Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 14 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan more than ten years after the Effective Date.

ARTICLE 2. DEFINITIONS

        Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

  (a)
  "Affiliate"—A company closely related to the Company such as Blue Cross & Blue Shield United of Wisconsin, or such other company as the Board may designate. For purposes of Options received in connection with the Distribution, American Medical Security Group, Inc. (and its subsidiaries) will be considered Affiliates.

  (b)
  "Affiliated SAR" means a SAR that is granted in connection with a related Option, and which will be deemed to automatically be exercised simultaneous with the exercise of the related Option.

  (c)
  "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

1

  (d)
  "Award Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

  (e)
  "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

  (f)
  "Board" or "Board of Directors" means the Board of Directors of the Company.

  (g)
  "Cause" means: (i) willful and gross misconduct on the part of a Participant that is materially and demonstrably detrimental to the Company; or (ii) the commission by a Participant of one or more acts which constitute an indictable crime under United States Federal, state, or local law. "Cause" under either (i) or (ii) shall be determined in good faith by the Committee.

  (h)
  "Change in Control" of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

  (i)
  Any Person (other than those Persons in control of the Company as of the Effective Date, or other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; or

  (ii)
  During any period of two (2) consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new Director, whose election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved), cease for any reason to constitute a majority thereof; or

  (iii)
  The stockholders of the Company approve: (A) a plan of complete liquidation of the Company; or (B) an agreement for the sale or disposition of all or substantially all the Company's assets; or (C) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

      However, in no event shall a "Change in Control" be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change-in-Control transaction. A Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Participant is an equity participant in the purchasing company or group (except for: (i) passive ownership of less than three percent (3%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing Directors).

  (i)
  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  (j)
  "Committee" means the Management Review Committee, as specified in Article 3, appointed by the Board to administer the Plan with respect to grants of Awards.

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  (k)
  "Company" means Cobalt Corporation, a Wisconsin corporation, (until the Effective Date known as Newco/UWS, Inc.) or any successor thereto as provided in Article 17 herein.

  (l)
  "Director" means any individual who is a Non-Employee member of the Board of Directors of the Company.

  (m)
  "Directors Plan" means the 1995 Directors Stock Option Plan of United Wisconsin Services, Inc.

  (n)
  "Disability" means a permanent and total disability, within the meaning of Code Section 22(e)(3), as determined by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice.

  (o)
  "Distribution Date" means the date the stock of the Company was distributed by the corporation formerly known as United Wisconsin Services, Inc.

  (p)
  "Employee" means any full-time employee of the Company or of the Company's Subsidiaries or Affiliates. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.

  (q)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

  (r)
  "Fair Market Value" means the closing price for Shares on the relevant date, or (if there were no sales on such date) the average of closing prices on the nearest day before and the nearest day after the relevant date, on a stock exchange or over the counter, as determined by the Committee.

  (s)
  "Freestanding SAR" means a SAR that is granted independently of any Options.

  (t)
  "Incentive Stock Option" or "ISO" means an Option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

  (u)
  "Insider" shall mean a Participant who is, on the relevant date, an officer, Director or 10% shareholder of the Company, subject to Section 16 of the Exchange Act.

  (v)
  "Nonqualified Stock Option" or "NQSO" means an Option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

  (w)
  "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

  (x)
  "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

  (y)
  "Participant" means an Employee or a Director who has outstanding an Award granted under the Plan.

  (z)
  "Performance Unit" means an Award granted to an Employee, as described in Article 9 herein.

  (aa)
  "Performance Share" means an Award granted to an Employee, as described in Article 9 herein.

  (bb)
  "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its

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    discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

  (cc)
  "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

  (dd)
  "Restricted Stock" means an Award granted to a Participant pursuant to Article 8 herein.

  (ee)
  "Retirement" shall have the meaning ascribed to it in the tax-qualified defined benefit retirement plan of the Company.

  (ff)
  "Shares" means the shares of common stock of the Company.

  (gg)
  "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as a SAR, pursuant to the terms of Article 7 herein.

  (hh)
  "Subsidiary" means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

  (ii)
  "Substituted Award" means an Option issued under this Plan in substitution for an award issued under another equity incentive plan, including but not limited to awards issued pursuant to the Prior Plan and the Directors Plan.

  (jj)
  "Tandem SAR" means a SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, a SAR shall similarly be cancelled).

  (kk)
  "Window Period" means the period beginning on the third business day following the date of public release of the Company's quarterly sales and earnings information, and ending of the thirtieth day following such date.

ARTICLE 3. ADMINISTRATION

        3.1    The Committee.    The Plan shall be administered by the Management Review Committee of the Board, or by any other Committee appointed by the Board consisting of not less than two (2) Directors who are not Employees. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

        All members of the Committee shall be Non-Employee Directors. "Non-Employee Directors," as defined in rule 16b-3 promulgated by the Securities and Exchange Commission ("SEC") under the Exchange Act, means a director who (i) is not currently an officer or otherwise employed by the Company or any affiliate (ii) does not receive compensation for consulting service or in any other capacity from the Company in excess of $60,000 in any one year, (iii) does not possess an interest in and is not engaged in business relationships required to be reported under Items 404(a) or 404(b) of Regulation S-K promulgated under the Exchange Act and (iv) is an Outside Director as defined in Treas. Reg. 1.162-27.

        3.2    Authority of the Committee.    The Committee shall have full power except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, to determine the size and types of Awards with respect to Employees; to determine the terms and conditions of such Employee Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 14 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make

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all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified hereunder.

        3.3    Decisions Binding.    All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Employees, Directors, Participants, and their estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO THE PLAN

        4.1    Number of Shares.    Subject to adjustment as provided in Section 4.3 herein, the total number of Shares available for grant under the Plan may not exceed 8,700,000. These 8,700,000 Shares may be either authorized but unissued or reacquired Shares.

        The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

  (a)
  While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

  (b)
  The grant of an Option or Restricted Stock shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

  (c)
  The grant of a Tandem SAR shall reduce the number of Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem SARs).

  (d)
  The grant of an Affiliated SAR shall reduce the number of Shares available for grant by the number of Shares subject to the SAR, in addition to the number of Shares subject to the related Option.

  (e)
  The grant of a Freestanding SAR shall reduce the number of Shares available for grant by the number of Freestanding SARs granted.

  (f)
  The Committee shall in each case determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Units and/or Performance Shares.

  (g)
  To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares represented by the cash settlement of the Award, as determined at the sole discretion of the Committee (subject to the limitation set forth in Section 4.2 herein).

        4.2    Lapsed Awards.    If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

        4.3    Adjustments in Authorized Shares.    In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options, SARs, and Restricted Stock granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Shares subject to any Award shall always be a whole number.

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ARTICLE 5. ELIGIBILITY AND PARTICIPATION

        5.1    Eligibility.    Persons eligible to participate in this Plan include all Employees and Directors.

        5.2    Actual Participation.    Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award. Directors shall receive Options as provided in Section 6.1.

ARTICLE 6. STOCK OPTIONS

        6.1    Grant of Options.    Subject to the terms and provisions of the Plan, Options may be granted to Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Employee except that no Employee may receive Options (other than Substituted Awards) with respect to more than 250,000 Shares in any year. The Committee may grant ISOs, NQSOs, or a combination thereof to Employees. Directors may receive only NQSOs. Substituted Awards may be issued under the Plan. The number of Substituted Awards shall be the number of awards immediately before the substitution, adjusted to prevent dilution or enlargement of the Participant's rights. The grant date of such Substituted Awards shall be the grant date under the plan through which the awards were originally granted. Substituted Awards shall be issued to Directors and Employees who participated in the Prior Plan and in the Directors Plan in accordance with the terms of the Employee Benefits Agreement executed in connection with the Distribution, and such Substituted Awards shall be subject to the same grant date, exercise price (as adjusted pursuant to Section 6.3), vesting and exercise period such awards were subject to under the Prior Plan and the Directors Plan.

        To the extent Shares are available for grant under the Plan, each Director who is first elected as a Director subsequent to the Effective Date (a "Subsequent Director") shall be granted, as of the date on which such Subsequent Director is qualified and first begins to serve as a Director, an Option to purchase 6,000 shares, subject to adjustment pursuant to Section 4.3 or to purchase such lesser number of Shares as remain available for grant under the Plan. In the event that the number of Shares available for grant under the Plan is insufficient to make all grants hereby specified on the relevant date, then all Directors who are entitled to a grant on such date shall share ratably in the number of Shares then available for grant under the Plan. The Option Price of such Option shall equal the Fair Market Value of a Share on the date the grant of this Option is effective.

        If sufficient Shares are not available under the Plan to fulfill the grant of Options to any Subsequent Director first elected after the Effective Date, and thereafter additional Shares become available, such Subsequent Director receiving an Option for fewer than 6,000 Shares shall then receive an Option to purchase an amount of Shares, determined by dividing the number of Shares available pro-rata among each Subsequent Director receiving an Option for fewer than 6,000 Shares, then available under the Plan, not to exceed 6,000 Shares, subject to adjustment as to any one Subsequent Director. The date of grant shall be the date such additional Shares become available. The Option Price of an Option shall equal the Fair Market Value of a Share on the date the Option is granted.

        If a Subsequent Director receives an Option to purchase fewer than 6,000 Shares, subject to adjustment pursuant to Section 4.3 hereof, and additional Shares subsequently become available under the Plan, an Option to purchase such Shares shall first be allocated as of the date of availability to any Subsequent Director who has not previously been granted an Option. Such Options shall be granted to purchase a number of Shares no greater than the number of Shares covered by Options granted to other Subsequent Directors first elected subsequent to the Effective Date, but who have received Options to purchase fewer than 6,000 Shares (subject to adjustment pursuant to Section 4.3). Thereafter, Options for any remaining Shares shall be granted pro-rata among all Subsequent Directors granted Options to purchase fewer than 6,000 Shares. No Director first elected after the Effective Date shall receive an Option to purchase more than 6,000 Shares (subject to adjustment under Section 4.3).

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        To the extent Shares are available for grant under the Plan, each Director shall be granted during each calendar year, other than the calendar year in which the Director receives the option with respect to 6,000 Shares as a Subsequent Director, an Option to purchase 1,000 Shares, subject to adjustment pursuant to Section 4.3 (the "Annual Director Grant"). The date of the Annual Director Grants will be the first trading day of each calendar year. In the event that the number of Shares available for grant in any calendar year is insufficient to make Annual Director Grants, then no Annual Director Grants shall be made during such calendar year. The absence of Annual Director Grants during a calendar year shall not affect the Annual Director Grants in a subsequent calendar year.

        The Option Price of the Shares purchasable under each Option granted to a Director shall be equal to one hundred percent (100%) of the Fair Market Value per Share on the date of grant of such Option.

        Subject to acceleration as provided below, Options granted to Directors shall vest annually at the rate of thirty-three and one third percent (33 1/3%) of the aggregate number of Shares granted annually beginning on the first anniversary of the date of grant and on each subsequent anniversary of the date of grant thereafter. If a Director's tenure ends during the applicable three-year period due to death, Disability or Retirement or following a Change in Control, however, such Director's Options shall become immediately exercisable as to one hundred percent (100%) of the Shares covered thereby as of the Director's last day of service as a Director with the Company to the extent such Option may be exercised pursuant to Section 6.5 of this Plan. Retirement with respect to a Director shall mean the date of the Company's annual shareholders' meeting at which he or she would otherwise, but for said Retirement, be a nominee for election to the Board, or the date on which the Director attains seventy (70) years of age.

        Once any portion of an Option issued to a Director becomes exercisable, it shall remain exercisable for the shortest period of (1) twelve years from the date of grant; or (2) two (2) years following the date on which the Director ceases to serve in such capacity for any reason other than removal for Cause. If a Director is removed for Cause, all outstanding Options held by the Director shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

        6.2    Option Award Agreement.    Each Option grant shall be evidenced by an Option Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Option Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Section 422 of the Code, or a NQSO whose grant is intended not to fall under the Code provisions of Section 422.

        6.3    Option Price.    The Option Price for each grant of an Option to an Employee shall be determined by the Committee; provided that the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. The Option Price for a Substituted Award shall be the award price immediately before the substitution, adjusted to prevent dilution or enlargement of the Participant's rights.

        6.4    Duration of Options.    Each Option granted shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no ISO shall be exercisable later than the tenth (10th) anniversary date of its grant, and no NQSO shall be exercisable later than the twelfth (12th) anniversary date of its grant. Substituted Awards shall expire on the earlier of the date provided in this Section 6.4 or the date such awards would have expired under the plan and agreement pursuant to which they were originally granted.

        6.5    Exercise of Options.    Options granted to Employees under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance

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approve, which need not be the same for each grant or for each Employee. However, in no event may any Option granted under this Plan to an Employee or Director become exercisable prior to six (6) months following the date of its grant.

        6.6    Payment.    Options shall be exercised by the delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

        The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b).

        The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

        As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

        6.7    Restrictions on Share Transferability.    The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan, as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any Blue Sky or state securities laws applicable to such Shares.

        6.8 Termination of Employment Due to Death, Disability or Retirement.

  (a)
  Termination by Death. In the event the employment of an Employee is terminated by reason of death, all outstanding Options granted to that Employee shall immediately vest one hundred percent (100%), and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, whichever period is shorter, by such person or persons as shall have been named as the Employee's beneficiary, or by such persons that have acquired the Employee's rights under the Option by will or by the laws of descent and distribution.

  (b)
  Termination by Disability. In the event the employment of an Employee is terminated by reason of Disability, all outstanding Options granted to that Employee shall immediately vest one hundred percent (100%) as of the date the Committee determines the definition of Disability to have been satisfied, and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter.

  (c)
  Termination by Retirement. In the event the employment of an Employee is terminated by reason of Retirement, the Committee shall retain discretion over the treatment of Options.

  (d)
  Employment Termination Followed by Death. In the event that an Employee's employment terminates by reason of Disability or Retirement, and within the exercise period allowed by the Committee following such termination the Employee dies, then the remaining exercise period under outstanding Options shall equal the longer of: (i) one (1) year following death; or (ii) the remaining portion of the exercise period which was triggered by the employment termination. Such Options shall be exercisable by such person or persons who shall have been named as the Employee's beneficiary, or by such persons who have acquired the Employee's rights under the Option by will or by the laws of descent and distribution.

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  (e)
  Exercise Limitations on ISOs. In the case of ISOs, the tax treatment prescribed under Section 422 of the Code may not be available if the Options are not exercised within the Section 422 prescribed time periods after each of the various types of employment termination.

        6.9    Termination of Employment for Other Reasons. If the employment of an Employee shall terminate for any reason other than the reasons set forth in Section 6.8 (and other than for Cause), all Options held by the Employee which are not vested as of the effective date of employment termination immediately shall be forfeited to the Company (and shall once again become available for grant under the Plan). However, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such Options, subject to such terms as the Committee, in its sole discretion, deems appropriate.

        Options which are vested as of the effective date of employment termination may be exercised by the Employee within the period beginning on the effective date of employment termination, and ending six (6) months after such date or on such later date as is approved by the Committee.

        If the employment of an Employee shall be terminated by the Company for Cause, all outstanding Options held by the Participant immediately shall be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

        For Employees employed by Affiliates, termination shall mean termination of such Employee's employment with the Affiliate.

        6.10    Transferability of Options.    No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

        NQSOs granted hereunder may be exercised only during a Participant's lifetime by the Participant, the Participant's guardian or legal representative or by a permissible transferee. NQSOs shall be transferable by Participants pursuant to the laws of descent and distribution upon a Participant's death, and during a Participant's lifetime, NQSOs shall be transferable by Participants to members of their immediate family, trusts for the benefit of members of their immediate family, and charitable institutions ("permissible transferees") to the extent permitted under Section 16 of the Exchange Act and subject to federal and state securities laws. The term "immediate family" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, sister-in-law, or brother-in-law and shall include adoptive relationships.

        NQSOs also shall be transferable by Participants other than to permissible transferees with the prior approval of the Committee which shall have the authority to approve such transfers of NQSOs on a case-by-case basis in its sole discretion.

        The Committee shall have the authority to establish rules and regulations specifically governing the transfer of NQSOs granted under this Plan as it deems necessary and advisable.

ARTICLE 7. STOCK APPRECIATION RIGHTS

        7.1    Grant of SARs.    Subject to the terms and conditions of the Plan, an SAR may be granted to an Employee at any time and from time to time as shall be determined by the Committee. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

        The Committee shall have complete discretion in determining the number of SARs granted to each Employee (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. However, the grant price of a

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Freestanding SAR shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem or Affiliated SARs shall equal the Option Price of the related Option. In no event shall any SAR granted hereunder become exercisable within the first six (6) months of its grant.

        7.2    Exercise of Tandem SARs.    Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

        Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

        7.3    Exercise of Affiliated SARs.    Affiliated SARs shall be deemed to be exercised upon the exercise of the related Options. The deemed exercise of Affiliated SARs shall not necessitate a reduction in the number of related Options.

        7.4    Exercise of Freestanding SARs.    Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

        7.5    SAR Agreement.    Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

        7.6    Term of SARs.    The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed twelve (12) years.

        7.7    Payment of SAR Amount.    Upon exercise of an SAR, an Employee shall be entitled to receive payment from the Company in an amount determined by multiplying:

  (a)
  The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

  (b)
  The number of Shares with respect to which the SAR is exercised.

        At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

        7.8    Rule 16b-3 Requirements.    Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of an SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Section 16 (or any successor rule) of the Exchange Act.

        For example, if the Participant is an Insider, the ability of the Participant to exercise SARs for cash will be limited to Window Periods. However, if the Committee determines that the Participant is not an Insider, or if the securities laws change to permit greater freedom of exercise of SARs, then the Committee may permit exercise at any point in time, to the extent the SARs are otherwise exercisable under the Plan.

        7.9    Termination of Employment Due to Death, Disability, or Retirement

  (a)
  Termination by Death. In the event the employment of an Employee is terminated by reason of death, all outstanding SARs granted to that Employee shall immediately vest one hundred

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    percent (100%), and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, whichever period is shorter, by such person or persons as shall have been named as the Employee's beneficiary, or by such persons that have acquired the Employee's rights under the SAR by will or by the laws of descent and distribution.

  (b)
  Termination by Disability. In the event the employment of a Participant is terminated by reason of Disability, all outstanding SARs granted to that Employee shall immediately vest one hundred percent (100%) as of the date the Committee determines the definition of Disability to have been satisfied, and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter.

  (c)
  Termination by Retirement. In the event the employment of an Employee is terminated by reason of Retirement, the Committee shall retain discretion over the treatment of SARs.

  (d)
  Employment Termination Followed by Death. In the event that an Employee's employment terminates by reason of Disability or Retirement, and within the exercise period allowed by the Committee following such termination the Employee dies, then the remaining exercise period under outstanding SARs shall equal the longer of: (i) one (1) year following death; or (ii) the remaining portion of the exercise period which was triggered by the employment termination. Such SARs shall be exercisable by such person or persons who shall have been named as the Employee's beneficiary, or by such persons who have acquired the Employee's rights under the SAR by will or by the laws of descent and distribution.

        7.10    Termination of Employment for Other Reasons.    If the employment of an Employee shall terminate for any reason other than the reasons set forth in Section 7.9 (and other than for Cause), all SARs held by the Employee which are not vested as of the effective date of employment termination immediately shall be forfeited to the Company (and shall once again become available for grant under the Plan). However, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such SARs, subject to such terms as the Committee, in its sole discretion, deems appropriate.

        SARs which are vested as of the effective date of employment termination may be exercised by the Employee within the period beginning on the effective date of employment termination, and ending six (6) months after such date or on such later date as is approved by the Committee.

        If the employment of an Employee shall be terminated by the Company for Cause, all outstanding SARs held by the Employee immediately shall be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the SARs.

        7.11    Nontransferability of SARs.    No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs granted to an Employee under the Plan shall be exercisable during his or her lifetime only by such Employee.

ARTICLE 8. RESTRICTED STOCK

        8.1    Grant of Restricted Stock.    Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees in such amounts as the Committee shall determine.

        8.2    Restricted Stock Agreement.    Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period of Restriction, or Periods, the number of Restricted Stock Shares granted, and such other provisions as the Committee shall determine.

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        8.3    Transferability.    Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement. However, in no event may any Restricted Stock granted under the Plan become vested in an Employee prior to six (6) months following the date of its grant. All rights with respect to the Restricted Stock granted to an Employee under the Plan shall be available during his or her lifetime only to such Participant.

        8.4    Other Restrictions.    The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

        8.5    Certificate Legend.    In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

    "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Cobalt Corporation Equity Incentive Plan, and in an associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from the Secretary of Cobalt Corporation."

        8.6    Removal of Restrictions.    Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Employee after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Employee shall be entitled to have the legend required by Section 8.5 removed from his or her Share certificate.

        8.7    Voting Rights.    During the Period of Restriction, Employees holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

        8.8    Dividends and Other Distributions.    During the Period of Restriction, Employees holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

        In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the longer of: (i) the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid; or (ii) six months. The Committee shall establish procedures for the application of this provision.

        8.9    Termination of Employment Due to Death, Disability, or Retirement.    In the event the employment of an Employee is terminated by reason of death or Disability, all outstanding Shares of Restricted Stock shall immediately vest one hundred percent (100%) as of the date of employment termination (in the case of Disability, the date employment terminates shall be deemed to be the date that the Committee determines the definition of Disability to have been satisfied). The Committee retains discretion over the treatment of Restricted Stock upon Retirement. In the event of full vesting, the holder of the certificates of Restricted Stock shall be entitled to have any nontransferability legends required under Sections 8.4 and 8.5 of this Plan removed from the Share certificates.

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        8.10    Termination of Employment for Other Reasons.    If the employment of an Employee shall terminate for any reason other than those specifically set forth in Section 8.9 herein, all Shares of Restricted Stock held by the Employee which are not vested as of the effective date of employment termination immediately shall be forfeited and returned to the Company (and, subject to Section 4.2 herein, shall once again become available for grant under the Plan).

        With the exception of a termination of employment for Cause, the Committee, in its sole discretion, shall have the right to provide for lapsing of the restrictions on Restricted Stock following employment termination, upon such terms and provisions as it deems proper.

ARTICLE 9. PERFORMANCE UNITS AND PERFORMANCE SHARES

        9.1    Grant of Performance Units/Shares.    Subject to the terms of the Plan, Performance Units and Performance Shares may be granted to eligible Employees at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Employee.

        9.2    Value of Performance Units/Shares.    Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Employee. The time period during which the performance goals must be met shall be called a "Performance Period." Performance Periods shall, in all cases, exceed six (6) months in length.

        9.3    Earning of Performance Units/Shares.    After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number of Performance Units/Shares earned by the Employee over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

        9.4    Form and Timing of Payment of Performance Units/ Shares.    Payment of earned Performance Units/Shares shall be made in a single lump sum, within forty-five (45) calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof), which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period.

        Prior to the beginning of each Performance Period, Participants may elect to defer the receipt of Performance Unit/Share payout upon such terms as the Committee deems appropriate.

        9.5    Termination of Employment Due to Death, Disability, Retirement, or Involuntary Termination (without Cause).    In the event the employment of an Employee is terminated by reason of death or Disability or involuntary termination without Cause during a Performance Period, the Employee shall receive a prorated payout of the Performance Units/Shares. The Committee retains discretion over the treatment of Performance Units/Shares upon Retirement. Any prorated payout shall be determined by the Committee, in its sole discretion, and shall be based upon the length of time that the Employee held the Performance Units/Shares during the Performance Period, and shall further be adjusted based on the achievement of the preestablished performance goals.

        Timing of payment of earned Performance Units/Shares shall be determined by the Committee at its sole discretion.

        9.6    Termination of Employment for Other Reasons.    In the event that an Employee's employment terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance

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Units/Shares shall be forfeited by the Employee to the Company, and shall once again be available for grant under the Plan.

        9.7    Nontransferability.    Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, an Employee's rights under the Plan shall be exercisable during the Employee's lifetime only by the Employee or the Employee's legal representative.

ARTICLE 10. BENEFICIARY DESIGNATION

        Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when any necessary spousal consent is obtained and filed by the Participant in writing with the Secretary of the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 11. DEFERRALS

        The Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 12. RIGHTS OF EMPLOYEES

        12.1    Employment.    Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Employee's employment at any time, nor confer upon any Employee any right to continue in the employ of the Company.

        For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) or Blue Cross & Blue Shield United of Wisconsin shall not be deemed a termination of employment.

        12.2    Participation.    No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 13. CHANGE IN CONTROL

        Upon the occurrence of a Change in Control, unless otherwise specifically prohibited by the terms of Section 18 herein:

  (a)
  Any and all Options and SARs granted hereunder shall become immediately exercisable;

  (b)
  Any Period of Restriction and restrictions imposed on Restricted Shares shall lapse, and within ten (10) business days after the occurrence of a Change in Control, the stock certificates representing Shares of Restricted Stock, without any restrictions or legend thereon, shall be delivered to the applicable Participants;

  (c)
  The target value attainable under all Performance Units and Performance Shares shall be deemed to have been fully earned for the entire Performance Period as of the effective date of the Change in Control, and shall be paid out in cash to Participants within thirty (30) days

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    following the effective date of the Change in Control; provided, however, that there shall not be an accelerated payout with respect to Performance Units or Performance Shares which were granted less than six (6) months prior to the effective date of the Change in Control;

  (d)
  Subject to Article 14 herein, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

ARTICLE 14. AMENDMENT, MODIFICATION, AND TERMINATION

        14.1    Amendment, Modification, and Termination.    With the approval of the Board, at any time and from time to time, the Committee may terminate, amend, or modify the Plan.

        14.2    Awards Previously Granted.    No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

ARTICLE 15. WITHHOLDING

        15.1    Tax Withholding.    The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising or as a result of this Plan.

        15.2    Share Withholding.    With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with the applicable requirement set forth in (a) or (b) of this Section 15.2.

  (a)
  Awards Having Exercise Timing Within Insiders' Discretion. The Insider must either:

  (i)
  Deliver written notice of the stock withholding election to the Committee at least six (6) months prior to the date specified by the Insider on which the exercise of the Award is to occur; or

  (ii)
  Make the stock withholding election in connection with an exercise of an Award which occurs during a Window Period.

  (b)
  Awards Having a Fixed Exercise/Payout Schedule Which is Outside Insiders' Control. The Insider must either:

  (i)
  Deliver written notice of the stock withholding election to the Committee at least six (6) months prior to the date on which the taxable event (e.g., exercise or payout) relating to the Award is scheduled to occur; or

  (ii)
  Make the stock withholding election during a Window Period which occurs prior to the scheduled taxable event relating to the Award (for this purpose, an election may be made prior to such a Window Period, provided that it becomes effective during a Window Period occurring prior to the applicable taxable event).

15

ARTICLE 16. INDEMNIFICATION

        Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 17. SUCCESSORS

        All obligations, of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 18. LEGAL CONSTRUCTION

        18.1    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

        18.2    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        18.3    Requirements of Law.    The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

        18.4    Securities Law Compliance.    With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions or Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

        18.5    Governing Law.    To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Wisconsin.

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COBALT CORPORATION
401 West Michigan Street, Milwaukee, WI 53203

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Thomas R. Hefty and Gail L. Hanson, and each of them, proxies of the undersigned with power of substitution, to vote all shares of the common stock the undersigned is entitled to vote at the Annual Meeting of the Shareholders of Cobalt Corporation to be held on May 29, 2002 at 11:00 a.m., and at any adjournments or postponements thereof, as indicated below.

        The shares of common stock represented by this proxy will be voted as directed. If no direction is specified, the shares of common stock will be voted FOR Item 1 and FOR Item 2 and in accordance with the best judgment of the proxies named herein on any other business that may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
\*/DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED\*/

COBALT CORPORATION 2002 ANNUAL MEETING

1.	ELECTION OF DIRECTORS: (for terms expiring at the 2005 Annual Meeting and until their successors are duly elected and qualified)	1 - James L. Forbes 2 - D. Keith Ness 3 - William C. Rupp	/ /	FOR all nominees listed to the left (except as specified below).	/ /	WITHHOLD AUTHORITY to vote for all nominees listed to the left.
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
2.	AMENDMENTS TO EQUITY INCENTIVE PLAN: (increasing the number of shares available for grant and providing for an automatic annual grant of options to non-employee directors).	/ /	FOR	/ /	AGAINST	/ /	ABSTAIN
With discretionary power upon all other business that may properly come before the meeting and upon matters incident to the conduct of the meeting.
The Board of Directors recommends a vote FOR Item 1 and a vote FOR Item 2.
Check appropriate box Indicate changes below:				Date	, 2002	NO. OF SHARES
Address Change?	/ /	Name Change?	/ /

Signature(s) in Box
Please sign exactly as your name appears on this proxy giving your full title if signing as attorney or fiduciary. If shares are held jointly, each joint owner should sign. If a corporation, please sign in full corporate name, by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDIT COMMITTEE REPORT
APPROVAL OF AMENDMENTS TO COBALT CORPORATION EQUITY INCENTIVE PLAN
EXECUTIVE COMPENSATION
Defined Benefit Pension Plans Table
MANAGEMENT REVIEW COMMITTEE REPORT ON EXECUTIVE COMPENSATION
Performance Graph
CERTAIN TRANSACTIONS
AUDITORS
OTHER MATTERS
  Appendix A
TABLE OF CONTENTS